UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 2, 2013
(Date of earliest event reported): (May 2, 2013)

 Revlon Consumer Products Corporation
(Exact name of Registrant as specified in its Charter)

Delaware	33-59650	13-3662953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 2, 2013, the Chairman of the Board of Directors of Revlon, Inc. ("Revlon" and together with its subsidiaries, including, without limitation, Revlon Consumer Products Corporation, the ‘‘Company’’) appeared on business news channel CNBC. In response to a question from CNBC concerning “top line growth” in the businesses in which he has interests, he stated in part, “Revlon cosmetics are going to grow 2 to 3% this year.”

Forward-looking statements in this Form 8-K speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this Form 8-K. Such forward-looking statements include the statement that the Company expects to grow 2 to 3% this year. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s 2012 Annual Report on Form 10-K filed with the SEC in February 2013 and its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2013 (which may be viewed on the SEC's website at http://www.sec.gov or on the Company’s website at http://www.revloninc.com), as well as reasons, including, without limitation, difficulties, delays, unanticipated costs or our inability to drive growth, such as due to less than expected growth of our brands; our inability to launch innovative products; less than effective new product development; less than expected acceptance of our existing or new products by consumers and/or retail customers; less than expected acceptance of our brand communication for such products by consumers and/or retail partners; less than expected levels of advertising and/or promotional activities for our new product launches; less than expected levels of execution with our retail partners; less than anticipated sales of our new products as a result of consumer response to worldwide economic or other conditions; greater than expected volatility in the retail sales environment; more than anticipated returns for such products; actions by our retail customers impacting our sales, including in response to any decreased consumer spending in response to weak economic conditions or weakness in the cosmetics category in the mass retail channel; adverse changes in currency exchange rates and/or foreign currency exchange controls; decreased sales of our products as a result of increased competitive activities by our competitors; changes in consumer purchasing habits, including with respect to shopping channels; retailer inventory management; greater than expected impact from changes in retailer pricing or promotional strategies; greater than anticipated retailer space reconfigurations or reductions in retailer display space; less than anticipated results from our existing or new products or from our advertising, promotional and/or marketing plans; or if our expenses, including, without limitation, for advertising, promotions and/or marketing activities or for sales returns related to any reduction of retail space, product discontinuances or otherwise, exceed the anticipated level of expenses. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: May 2, 2013